Pacific Select Fund NSAR 12-31-07
Exhibit 77O


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PACIFIC SELECT FUND - Comstock Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer     	Schering-Plough Warner Chilcott Jazz		N/A
				Corporation	Limited		Pharmaceuticals
(2)	Description of 		Common Stock	Common Stock	Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	08/09/07	N/A		N/A		N/A
(4)	Unit Price		$27.50		$15.00		$18.00		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$1,375,000,000	$1,059,000,000	$108,000,000	N/A
(8)	Underwriting Spread	$0.69		$0.71		$1.26		N/A
(9)	Names of Underwriters	Goldman Sachs	Goldman Sachs	Morgan Stanley,	N/A
				& Co., Banc of 	& Co., Credit	Lehman Brothers,
				America 	Suisse,		Credit Suisse,
				Securities LLC,	JPMorgan, 	Natexis
				Bear Stearns &  Morgan Stanley	Bleichroeder
				Co. Inc., Citi,	Deutsche Bank	Inc.
				Morgan Stanley,	Securities,
				BNP Paribas,	UBS Investment
				Credit Suisse,	Bank, Merrill
				JPMorgan, 	Lynch & Co.,
				Securities	Bear Stearns &
				America Inc., 	Co, Inc.,
				Santander	Wachovia
				Investment, 	Securities
				Utendahl Capital
				Partners, L.P.,
				The Williams
				Capital Group, L.P.
(10)	Years of Continuous
	Operation		At least 3 yearsN/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$5,035,250	N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.37%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	4.23%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	4.60%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.078%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Goldman Sachs	N/A		N/A		N/A
				& Co.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Yes		N/A		N/A		N/A


PACIFIC SELECT FUND - COmstock Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 	August 28, 2007			Signed:	/s/Jay Warwick
					Name:	Jay Warwick
					Title:  Director
					Title: Fund Manager




PACIFIC SELECT FUND - Real Estate Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          MOrgans Hotel	Home Inns & 	Allegiant 	N/A
				Group		Hotels Mgmt. 	Travel Company
						Inc.
(2)	Description of
	Security (name,
	coupon, maturity,
	subordination, common
	stock, etc.)		Common Stock	ADS		Common Stock	N/A

(3)	Date of Purchase	07/19/07	N/A		N/A		N/A
(4)	Unit Price		$22.50		$34.27		$31.75		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$274,743,900	$119,945,000	$125,412,500	N/A
(8)	Underwriting Spread	$0.98		$1.42		$1.47		N/A
				4.35%		4.14%		4.63%
(9)	Names of Underwriters 	Merrill Lynch 	Credit Suisse, 	Merrill Lynch 	N/A
	(prospectus may be 	& Co., Morgan	Merrill Lynch	& Co., Bear
	attached)		Stanley, Citi,	& Co., CIBC  	Stearns & Co.,
				CIBC World	World Markets	Raymond James
				Markets, JMP
				Securities,
				Thomas Weisel
				Partners LLC,
				Wachovia
				Securities

(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$3,854,250	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			1.403%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	8.863%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	10.266%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.3348%		N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Merrill Lynch	N/A		N/A 		N/A

(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Yes		N/A		N/A		N/A


PACIFIC SELECT FUND - Real Estate Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 8/22/2007			Signed:	/s/: THEODORE BIGMAN
					Name:	Theodore Bigman
 					Title:  Fund Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          General 	Goldman Sachs	Wal-Mart Stores	N/A
				Electric 	Group Inc.	Inc.
				Capital Corp.
(2)	Description of
	Security (name, coupon,
	maturity,
	subordination, common
	stock, etc.)		GE 6.15%	GS 5.625%	WMT 5.375%	N/A
				August 7, 2037	January 15, 2017April 5, 2017
				Cusip:36962G3A	Cusip:38141GEU	Cusip:931142CG
(3)	Date of Purchase	8/2/07		1/3/07		3/29/07		N/A
(4)	Unit Price		$99.70		$99.93		$99.63		N/A
(5)	Current Yield		5.7930%		5.6420%		5.3720%		N/A
(6)	Yield to Maturity	5.7160%		5.6650%		5.3679%		N/A
(7)	Principal Amount of
	Total Offering		$1,994,020,000	$2,248,447,500	$996,260,000	N/A
(8)	Underwriting Spread	$0.50		$0.45		$0.45		N/A
				6.00%		7.00%		7.00%
(9)	Names of Underwriters 	JPMorgan 	Citigroup,	Deutsche Bank	N/A
	(prospectus may be 	Securities Inc.,JPMorgan, Bank	Securities,
	attached)		Lehman Brothers	of America	JPMorgan, Lehman
				Inc., Morgan 	Securities, 	Brothers, Credit
				Stanley & Co.	Banc One	Suisse,
				Incorporated,	Capital Markets,Citigroup,
				CastleOak	BMO Nesbitt,	Goldman Sachs
				Securities L.P.	BNP Paribas,	& Co., UBS
				Robert Van	RBC Capital	Investment Bank
				Securities Inc.,Markets, Scotia	Bank of America
				Samual A.	Capital, 	Securities LLC.,
				Ramirez & Co.,	Wachovia	Guzman & Co.,
				The Williams	Securities	Mitsubishi UFJ
				Capital Group, 			Securities,
				LP., Utendahl			Siebert Capital
				Capital Partners		Markets, Standard,
				LP.				Chartered Bank,
								Wachovia
								Securities,
								CastleOak
								Securities,
								Dresden Kleinwort,
								HSBC, Mizuho
								Securities USA,
								Santander
								Investment,
								TD Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$458,625	$1,164,196	$1,808,212	N/A
(12)	% of Offering Purchased
	by Fund			0.02%		0.11%		0.33%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	0.17%		2.82%		3.32%		N/A
(14)	Sum of (12) and (13)	0.19%		2.93%		3.65%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.20%		1.36%		7.50%		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Morgan Stanley 	Goldman Sachs	Lehman	 	N/A
				& Co.		& Co.		Brothers Inc.
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Manager		Co-Manager	Manager		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 1-3 Procedures.


Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          EnCana 		Time Warner 	ABX Financing	N/A
				Corporation	Cable Inc.	Company
(2)	Description of 		6.625%		TWC 6.55%	ABXFC 6.35% 	N/A
	Security (name,		August 15,	May 1, 2037	October 15, 2036
	coupon, maturity,	2037		144A		144A
	subordination, common	Cusip:292505AE	Cusip:88732JAE
	stock, etc.)
(3)	Date of Purchase	8/8/07		4/4/07		10/4/06		N/A
(4)	Unit Price		$99.30		$99.36		$99.31		N/A
(5)	Current Yield		6.147%		6.768%		6.482%		N/A
(6)	Yield to Maturity	6.057%		6.802%		6.506%		N/A
(7)	Principal Amount of
	Total Offering		$596,520,000	$1,490,340,000	$595,860,000	N/A
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A

(9)	Names of Underwriters 	Bank of America	ABN Amro, 	UBS Investment 	N/A
	(prospectus may be 	Securities LLC,	Citigroup 	Bank, Morgan
	attached)	 	Merrill Lynch	Global Markets	Stanley
				& Co., ABN Amro	Inc., Deutsche
				Incorporated,	Bank Securities
				BNP Paribas, 	Inc., Wachovia
				Citi, Credit 	Securities Inc.
				Suisse, Deutsche
				Bank Securities,
				Lazard Capital
				Markets, Morgan
				Stanley, UBS
				Investment Bank,
				Barclays Capital
				,HSBC, JPMorgan,
				Lehman Brothers,
				Mizuho
				Securities USA,
				RBS Greenwich
				Capital, Societe
				General
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,365,430	$1,256,853	$1,186,755	N/A
(12)	% of Offering Purchased
	by Fund			0.28%		0.15%		0.14%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	2.15%		3.63%		1.82%		N/A
(14)	Sum of (12) and (13)	2.43%		3.78%		1.96%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.11%		1.39%		10.14%		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Bank of America	Deutsche Bank	SBC Warburg Inc.N/A
				Securities LLC.	Securities	New York
(17)	Is Portfolio Manager a 	Co-Manager	Co-Manager	Co-Manager	N/A
	Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Kraft Foods  	Residential	Capital One	N/A
				Inc.		Capital, LLC	Financial Corp.
(2)	Description of Security KFT 6.00%	RESCAP FRN	COF 5.70%	N/A
	(name, coupon, 		February 11,	June 9, 2008	September 15,
	maturity,		2013				2011
	subordination, common 	Cusip:50075NAQ
	stock, etc.)
(3)	Date of Purchase	8/8/07		12/04/06	9/5/06		N/A
(4)	Unit Price		$99.70		$100		$99.95		N/A
(5)	Current Yield		5.791%		5.850%		5.561%		N/A
(6)	Yield to Maturity	5.208%		5.850%		5.561%		N/A
(7)	Principal Amount of
	Total Offering		$747,757,500	$1,250,000,000	$1,099,472,000	N/A
(8)	Underwriting Spread	$0.35		$0.35		$0.35		N/A
(9)	Names of Underwriters 	Loop Capital 	Bear Stearns &	Credit Suisse	N/A
	(prospectus may be 	Markets Inc.,	Co., BNP 	Securities USA,
	attached)	 	Ramirez & Co.	Paribas, Lehman	LLC, Deutsche
				Inc., The  	Brothers Inc.	Bank Securities
				Williams Capital		Inc. JPMorgan
				Group, L.P.
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$5,353,974	$1,575,000	N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.72%		0.16%		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	5.77%		6.75%		N/A		N/A
(14)	Sum of (12) and (13)	6.49%		6.91%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.42%		3.10%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Goldman Sachs	Lehman		Deutsche Bank 	N/A
				& Co.		Government	Grenfell
						Securities
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Manager		Co-Manager	Manager	 	N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Wall Mart 	Valero Energy	Canadian 	N/A
				Stores Inc.	Corporation	Natural Resources
(2)	Description of 		WMT 6.50%	VLO 6.625%	CNQCN 6.25%	N/A
	Security 		August 15, 2037 June 15, 2037	March 15, 2038
	(name, coupon, 		Cusip:931142CK	Cusip:91913YAL	Cusip:136285AL
	maturity, subordination,
	common stock, etc.)
(3)	Date of Purchase	8/17/07		6/5/07		3/12/07		N/A
(4)	Unit Price		$99.92		$99.71		$99.32		N/A
(5)	Current Yield		6.161%		6.662%		6.031%		N/A
(6)	Yield to Maturity	6.097%		6.667%		5.978%		N/A
(7)	Principal Amount of 	$2,248,290,000	$1,500,000,000	$1,092,553,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A
(9)	Names of Underwriters 	Bank of America	Citigroup GlobalCitigroup,	N/A
	(prospectus may be 	Securities LLC,	Markets Inc., 	JPMorgan, Bank
	attached)		Citi, Credit	JPMorgan, Morganof America
				Suisse, Goldman	Stanley, UBS 	Securities LLC,
				Sachs & Co.,	Securities LLC,	Banc ONe Capital
				Deutsche Bank	Bank of America,Markets, BMO
				Securities,	BNP Paribas,	Nesbitt, Burns/
				JPMorgan, LehmanCaylon 		Harris Nesbitt,
				Brothers, UBS 	Securities	BNP Paribas,
				Investment Bank,America, Lazard	RBC Capital
				Barclays CapitalLLC, Lehman 	Markets, Scotia
				, Dresdner	Brothers, MizuhoCapital, Wachovia
				Kleinwort, HSBC,Securities USA,	Securities
				Mitsubishi UFJ	RBC Capital
				Securities,	Markets, Royal
				Mizuho 		Bank of Scotland
				Securities USA	, Scotia Capital
				Inc., Morgan 	Inc., SunTrust
				Stanley, 	Capital Markets,
				Wachovia	Wachovia
				Securities,	Securities Inc.,
				Standard 	WF Foundation
				Chartered Bank
(10)	Years of Continuous	3 Years 	N/A		N/A		N/A
	Operation
(11)	Dollar Amount of 	$829,369	$2,647,380	$764,787	N/A
	Purchase
(12)	% of Offering 		0.037%		0.160%		0.140%		N/A
	Purchased by Fund
(13)	% of Offering		0.533%		2.020%		1.210%		N/A
	Purchased by
	Associated Accounts
(14)	Sum of (12) and (13)	0.570%		2.180%		1.350%		N/A
(15)	% of Fund Assets 	0.07%		1.49%		2.27%		N/A
	Applied to Purchase	Goldman Sachs	Citigroup	Citigroup	N/A
(16)	Name(s) of 		& Co.		Global		Global
	Underwriter(s) 				Markets		Markets
	or Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager 	Co-Manager	Manager		Manager		N/A
	a Manager or Co-Manager
	in Offering?



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Comcast 	Valero Energy	Canadian NaturalN/A
						Corporation	Resources
(2)	Description of 		CMCSA 6.95%	VLO 6.625%	CNQNC 6.25%	N/A
	Security 		August 15, 2037	June 15, 2037	March 15, 2038
	(name, coupon, 		Cusip:20030NAV	Cusip:91913YAL	Cusip:136285AL
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	8/20/07		6/05/07		3/12/07		N/A
(4)	Unit Price		$99.97		$99.71		$99.32		N/A
(5)	Current Yield		6.368%		6.662%		6.031%		N/A
(6)	Yield to Maturity	6.268%		6.667%		5.978%		N/A
(7)	Principal Amount of 	$1,995,800,000	$1,500,000,000	$1,092,553,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A
(9)	Names of Underwriters 	Goldman Sachs	Citigroup GlobalCitigroup,	N/A
	(prospectus may be 	& Co., Barclays	Markets Inc., 	JPMorgan, Bank
	attached)		Capital, MOrgan	JPMorgan, Morganof America
				Stanley, ABN	Stanley, UBS	Securities LLC,
				Amro Inc., Bank	Securities LLC,	Banc One Capital
				of America	Bank of America,Markets, BMO
				Securities LLC, BNP Paribas,	Nesbitt, Burns/
				BNP Paribas,	Caylon 		Harris Nesbitt,
				Citi, Deutsche	Securities USA,	BNP Paribas,
				Bank Securities	Daiwa SecuritiesRBC Capital
						America, Lazard	Markets, Scotia
						LLC, Lehman	Capital, Wachovia
						Brothers, MizuhoSecurities
				 		Securities USA,
				 		RBC Capital
						Markets, Royal
						Bank of Scotland
						, Scotia Capital
						Inc., SunTrust
						Capital Markets,
						Wachovia
				 		Securities Inc.,
						WF Foundation


(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,824,057	$2,647,380	$764,787	N/A
(12)	% of Offering
	Purchased by Fund	0.14%		0.16%		0.14%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0.99%		2.02%		1.21%		N/A
(14)	Sum of (12) and (13)	1.13%		2.18%		1.35%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.22%		1.49%		2.27%		N/A
(16)	Name(s) of 		Goldman Sachs	Citigroup	Citigroup	N/A
	Underwriter(s) or 	& Co.		Global Markets	Global Markets
	Dealer(s) 				Inc.		Inc.
	from whom Purchased
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Manager		Manager		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND -  Short Duration Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          MidAmerican	General ElecrticGoldman Sachs	N/A
				Energy Holdings	Capital 	Group Inc.
				Company		Corporation
(2)	Description of 		BRK 6.50% 	GE 6.15%	GS 5.625%	N/A
	Security 		September 15,	August 7, 2037	January 15, 2017
	(name, coupon, 		2037, 144A	Cusip:36962G3A	Cusip:38141GEU
	maturity, 		Cusip:59562VAQ
	subordination,
	common stock, etc.)
(3)	Date of Purchase	8/23/07		8/2/07		1/3/07		N/A

(4)	Unit Price		$99.15		$99.70		$99.93		N/A
(5)	Current Yield		6.175%		5.793%		5.642%		N/A
(6)	Yield to Maturity	6.113%		5.716%		5.665%		N/A
(7)	Principal Amount of 	$991,470,000	$1,994,020,000	$2,248,447,500  N/A
	Total Offering
(8)	Underwriting Spread	$0.55		$0.50		$0.45		N/A
(9)	Names of Underwriters 	Lehman Brothers,JPMorgan 	Citigroup, 	N/A
	(prospectus may be 	Goldman Sachs	Securities Inc.,JPMorgan, Bank
	attached)		& Co., RBS	Lehman Brothers	of America
				Greenwich 	Inc., Morgan    Securities, LLC,
				Capital, 	Stanley & Co.	Banc One Capital
				Barclays CapitalIncorporated,	Markets, BMO
				, Wachovia	CastlOak 	Nesbitt, Burns/
				Securities, 	Securities LP., Harris Nesbitt,
				JPMorgan	Robert Van	BNP Paribas,
						Securities Inc.,RBC Capital
						Samuel A.	Markets, Scotia
						Ramirez & Co.	Capital, Wachovia
						Inc., The 	Securities
						Williams Capital
						Group LP.,
						Utendahl Capital
						Parteners LP.
(10)	Years of Continuous 	3 years + 	N/A		N/A		N/A
	Operation
(11)	Dollar Amount of
	Purchase		$2,379,528	$458,625	$1,164,196	N/A
(12)	% of Offering
	Purchased by Fund	0.24%		0.02%		0.11%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.51%		0.17%		2.82%		N/A
(14)	Sum of (12) and (13)	1.75%		0.19%		2.93%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.19%		0.20%		1.36%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Lehman Brothers	Morgan Stanley	Goldman Sachs	N/A
				Inc.				& Co.
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Manager		Co-Manager	N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Barclays Bank 	Standard CharterConstellation	N/A
				PLC.		PLC.		Brands, Inc.
(2)	Description of 		BACR 7.434%	STANLN 6.409%	STZ 7.25%	N/A
	Security 		September 29,	January 30, 2017September 1,
	(name, coupon, 		2049, 144A	144A		2016
	maturity, 		Cusip:06379GAD
	subordination,
	common stock, etc.)
(3)	Date of Purchase	9/20/07		12/1/06		8/10/06		N/A
(4)	Unit Price		$100.00		$100.00		$99.02		N/A
(5)	Current Yield		7.206%		6.582%		7.134%		N/A
(6)	Yield to Maturity	7.206%		6.582%		7.134%		N/A
(7)	Principal Amount of 	$1,250,000,000	$750,000,000	$693,140,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.88		$0.75		$1.00		N/A
(9)	Names of Underwriters 	BNP Paribas,	JPMOrgan, 	Citigroup,	N/A
	(prospectus may be 	Citi,Goldman	Merrill Lynch,	JPMorgan
	attached)		Sachs 		& Co., Standard
				International,	Chartered Bank,
				MOrgan Stanley, (US)
				UBS INvestment
				Bank, Barca
				Akros, Credit
				Suisse, Danske
				Bank, Deutsche
				Bank, ING
				Wholesale
				Banking, JPMOrgan,
				Wachovia
				Securities,
				International
				Limited
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,400,000	$1,900,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.19%		0.19%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.11%		3.99%		N/A		N/A
(14)	Sum of (12) and (13)	1.30%		4.18%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.18%		9.52%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Barclays 	Merrill Lynch 	Citigroup	N/A
				Capital	Inc.	& Co.		Global Markets
								Inc.
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Manager		Manager		N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Kohl's		Time Warner	ABX Financing 	N/A
				Corporation	Cable Inc.	Company

(2)	Description of 		KSS 6.875%	TWC 6.55%	ABXFC 6.35%	N/A
	Security 		Dec. 15, 2037	May 1, 2037	October 15, 2036
	(name, coupon, 		Cusip:500255AQ	Cusip:88732JAE	144A
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	9/25/07		4/4/07		10/4/06		N/A
(4)	Unit Price		$99.78		$99.36		$99.31		N/A
(5)	Current Yield		6.449%		6.768%		6.482%		N/A
(6)	Yield to Maturity	6.376%		6.802%		6.506%		N/A
(7)	Principal Amount of 	$349,216,000	$1,490,340,000	$595,860,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A
(9)	Names of Underwriters 	Bank of America ABN Amro,	UBS INvestment	N/A
	(prospectus may be 	Securities LLC,	Citigroup GlobalBank, Morgan
	attached)		JPMorgan, MorganMarkets,	Stanley
				Stanley, BNY	Deutsche Bank
				Capital Markets,Securities Inc.,
				Citi, Comerica	Wachovia
				Securities, 	Securities Inc.
				Fifth Third
				Securities, Inc.
				NatCity
				Investments,
				Piper Jaffray,
				UBS Investment
				Bank, Wachovia
				Securities,
				Wedbush Morgan
				Securities Inc.,
				Wells Fargo
				Securities, William
				Blair & Co., The
				Williams Capital
				Group, L.P.
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,309,814	$1,256,853	$1,186,755	N/A
(12)	% of Offering
	Purchased by Fund	0.66%		0.15%		0.14%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	4.96%		3.63%		1.82%		N/A
(14)	Sum of (12) and (13)	5.62%		3.78%		1.96%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.17%		1.39%		10.14%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Morgan Stanley	Deutsche Bank	SBC Warburg	N/A
						Securities Inc.	Inc. New York
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Co-Manager	Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Goldman Sachs	Time Warner	ABX Financing	N/A
				Group Inc.	Cable Inc.	Company

(2)	Description of 		GS 6.75%	TWC 6.55%	ABXFC 6.35% 	N/A
	Security 		October 1, 2037	May 1, 2037	October 15, 2036
	(name, coupon, 		Cusip:38141GFD	144A		144A
	maturity, 				Cusip:88732JAE
	subordination,
	common stock, etc.)
(3)	Date of Purchase	9/26/07		4/4/07		10/4/06		N/A
(4)	Unit Price		$99.45		$99.36		$99.31		N/A
(5)	Current Yield		6.427%		6.768%		6.482%		N/A
(6)	Yield to Maturity	6.371%		6.802%		6.506%		N/A
(7)	Principal Amount of 	$2,486,325,000	$1,490,340,000	$595,860,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A
(9)	Names of Underwriters 	Goldman Sachs &	ABN Amro, 	UBS Investment	N/A
	(prospectus may be 	Co., BNP ParibasCitigroup GlobalBank, Morgan
	attached)		, BNY Capital	Markets Inc., 	Stanley
				Markets Inc.,	Deutsche bank
				Citi, Daiwa	Securities Inc.
				Securities, SMBCWachovia
				Europe, HVB 	Securities
				Capital Markets,
				JPMorgan,
				National
				Australian Capital
				Markets, MOrgan
				Keegan & Company,
				Santander, SunTrust
				Robinson Humphrey
				Wells Fargo
				Securities,
				Wachovia Securities,
				Siebert Capital
				Markets, Jackson
				Securities, The
				Williams Group LP,
				Utendahl Capital
				Partners LP
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$3,913,476	$1,256,853	$1,186,755	N/A
(12)	% of Offering
	Purchased by Fund	0.157%		0.150%		0.140%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.003%		3.630%		1.820%		N/A
(14)	Sum of (12) and (13)	1.160%		3.780%		1.960%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.29%		1.39%		10.14%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Goldman, Sachs	Deutsche Bank	SBC Warburg	N/A
				& Co.		Securities Inc.	Inc. New York
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Co-Manager	Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          PacifiCorp	Time Warner	ABX Financing	N/A
						Cable Inc.	Company
(2)	Description of 		BRK 6.25%	TWC 6.55%	ABXFC 6.35% 	N/A
	Security 		October 15, 2037May 1, 2037	October 15, 2036
	(name, coupon, 		Cusip:695114CG	144A		144A
	maturity, 				Cusip:88732JAE
	subordination,
	common stock, etc.)
(3)	Date of Purchase	9/28/07		4/4/07		10/4/06		N/A
(4)	Unit Price		$99.88		$99.36		$99.31		N/A
(5)	Current Yield		5.968%		6.768%		6.482%		N/A
(6)	Yield to Maturity	5.911%		6.802%		6.506%		N/A
(7)	Principal Amount of 	$599,250,000	$1,490,340,000	$595,860,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A
(9)	Names of Underwriters 	RBS Greenwich	ABN Amro, 	UBS Investment	N/A
	(prospectus may be 	Capital, 	Citigroup GlobalBank, Morgan
	attached)		JPMOrgan, 	Markets Inc., 	Stanley
				Lehman Brothers	Deutsche bank
						Securities Inc.
						Wachovia
						Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,367,038	$1,256,853	$1,186,755	N/A
(12)	% of Offering
	Purchased by Fund	0.395%		0.150%		0.140%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	2.535%		3.630%		1.820%		N/A
(14)	Sum of (12) and (13)	2.930%		3.780%		1.960%		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.18%		1.39%		10.14%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Greenwich	Deutsche Bank	SBC Warburg	N/A
				Capital Markets	Securities Inc.	Inc. New York
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Co-Manager	Co-Manager	N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 8/22/07, Revised			Signed:	/s/: MADALINA DUTA, LISSETTE RESNICK
      11/28/07				Name:	Madalina Duta, Lissette Resnick
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          VMWare		Concur		C-Trip.com
(2)	Description of 		Common Stock	Common Stock	Common Stock	N/A
	Security
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	8/14/07		9/28/07		8/15/07		N/A
(4)	Unit Price		$29.00		$28.50		$38.00		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of 	$957,000,000	$133,950,000	$505,020,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.87		$0.94		$0.80		N/A
(9)	Names of Underwriters 	JPMorgan, 	Credit Suisse, 	MOrgan Stanley,	N/A
	(prospectus may be 	Citigroup,	Deutsche Bank,	Citigroup Global
	attached)		Lehman Brothers	Jeffries 	Markets
				Inc., Credit
				Suisse Securities
				Inc., Merrill
				Lynch, Pierce
				Fenner & Smith
				Incorporated,
				Deutsche Bank
				Securities Inc.,
				Bank of America
				Securities LLC,
	 			Bear Stearns & Co.,
				UBS Securities LLC,
				Wachovia Capital
				Markets LLC,
				AG Edwards & Sons
				Inc., HSBC
				Securities Inc.
(10)	Years of Continuous
	Operation		>3		N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$92,046		N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.065%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	0.065%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.69%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	JPMorgan	N/A		N/A		N/A
				Securities Inc.
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		No		N/A		N/A		N/A


PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 24, 2007			Signed:	/s/ WAYNE COLLETTE
					Name:	Wayne Collette
					Title:  Portfolio Manager




PACIFIC SELECT FUND- Short Duration Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          UnitedHealth	Darden 		Marriott	N/A
				Group		Restaurants,	International,
				Incorporated	Inc.		Inc.
(2)	Description of 		5.125% Notes	6.200% Senior	5.625% Series J
				2010		Notes 2017	Notes 2013
	Security
	(name, coupon,
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	11/14/2007	10/10/2007	10/16/2007	N/A
(4)	Unit Price		$100.00		$99.84		$99.72		N/A
				$99.888*
(5)	Current Yield		5.131%		6.210%		5.641%		N/A
(6)	Yield to Maturity	7.2180%		7.280%		6.034%		N/A
(7)	Principal Amount of 	$250,000,000	$500,000,000	$400,000,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.350		$0.650		$.600		N/A
(9)	Names of Underwriters 	DB Securities,	Bank of America	Citi, Merrill	N/A
	(prospectus may be 	Goldman Sachs,	Securities LLc	Lynch & Co.,
	attached)		JPMorgan, 	SunTrust	Banc of America
				Merrill Lynch,	Robinson	Securities LLC,
				Banc of America Humphrey,	Barclays Capital,
				Securities,	Wachovia	Credit Suisse,
				Bank of Tokyo,	Securities,	Deutsche Bank
				Mitsubishi,	Wells Fargo	Securities,
				Barclays CapitalSecurities,	Morgan Stanley,
				, Bear Stearns,	Comerica	HSBC,
				Bank of New 	Securities,	JPMorgan, Lehman
				York, Capital	Fifth Third	Brothers, SunTrust
				Markets,	Securities, 	Robinson Humphrey,
				Citigroup, 	Inc., Piper	Wachovia Securities
				Credit Suisse,	Jaffray, Lehman
				HSBC Securities,Brothers, Mizuho
				Keybanc Capital	Securities USA Inc.,
				Markets, Lehman	Utendahl Capital
				Brothers,Morgan	Partners, L.P., The
				Stanley,	Williams Capital
				National City	Group, L.P.
				Bank, RBS
				Greenwich Capital
				, UBS Securities,
				US Bancorp
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$7,716,348	N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	3.09%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	8.91%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	12,00%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.50%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	JPMorgan	N/A		N/A		N/A

(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Yes		N/A		N/A		N/A

*$100.00 is prospectus' proposed maximum offering price per unit.
 $99.88 is trade ticket price paid by Goldman Sachs.

PACIFIC SELECT FUND- Short Duration Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 1/31/08					Signed:	/s/ Li-Chian See
						Name:	Li-Chian See
						Title:  Vice President GSAM Compliance







PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Alibaba.com	Equinox		NaviSite	N/A
				Limited
(2)	Description of 		Common Stock	Common Stock	Common Stock	N/A
	Security
	(name, coupon,
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	10/29/2007	N/A		N/A		N/A
(4)	Unit Price		$13.50 HKD	$84.05		$4.50		N/A
				($1.74 USD)
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of 	$11,595,163,500	$307,837,832	$38,944,571	N/A
	Total Offering		HKD
				($1,485,889,555
				USD)
(8)	Underwriting Spread	$0.338 HKD	$3.257		$0.281		N/A
				($0.044 USD)
(9)	Names of Underwriters 	Goldman Sachs,	Citi, Credit	CIBC World	N/A
	(prospectus may be 	Morgan Stanley,	Suisse,		Markets, Thomas
	attached)		Deutsche Bank,	Jefferies &	Weisel Partners
				Rothschild	Company,	LLC
						UBS Investment
						Bank
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,504,227	N/A		N/a		N/A
(12)	% of Offering
	Purchased by Fund	0.101%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0.389%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	0.490%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.0982%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Goldman Sachs	N/A		N/A		N/A
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Yes		N/A		N/A		N/A




PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 1/10/08				Signed:	/s/ DENNIS LYNCH
					Name:	Dennis Lynch
					Title:  Fund Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          McDonald's	Standard  	Barclays Bank	N/A
				Corporation	Charter Bank	PLC
						PLC

(2)	Description of 		MCD 6.30%	STANLN 6.409%	BACR 7.434%	N/A
	Security 		10/15/37	1/30/17		9/29/49
	(name, coupon, 		Cusip: 		144A		144A
	maturity, 		58013MEC			Cusip: 06739GAD
	subordination,
	common stock, etc.)
(3)	Date of Purchase	10/15/07	12/01/06	9/20/07		N/A
(4)	Unit Price		$99.76		$100		$100		N/A
(5)	Current Yield		5.991%		6.582%		7.205%		N/A
(6)	Yield to Maturity	5.928%		6.582%		7.205%		N/A
(7)	Principal Amount of 	$850,000,000	$750,000,000	$1,250,000,000	N/A
	Total Offering
(8)	Underwriting Spread	0.75%		0.75%		0.875%		N/A
(9)	Names of Underwriters 	Citigroup	JP Morgan,	BNP Paribas,	N/A
	(prospectus may be 	Global Markets	Merrill Lynch	Goldman Sachs,
	attached)		Inc, Banc of	& Co.,		International
				America 	Standard 	Banca Akros,
				Securities	Charter Bank, 	Dankse Bank,
				LLC, Barclays	PLC, UBS	ING Wholesale
				Capital, 	Investment	Banking,
				JP Morgan,	Bank, Morgan	Wachovia
				Merrill Lynch	Stanley & Co.	Securities
				& Co, Goldman			International
				Sachs & Co., 			Limited, Citigroup
				HSBC 				Global Markets
				Securities Inc,			Inc, Morgan
				RBS Greenwich			Stanley & Co.,
				Capital, Scotia			Credit Suisse,
				Capital Inc,			Deutsche Bank,
				Societe 			JP Morgan
				Generale,
				SunTrust Robinson
				Humphrey,
				Wachovia
				Securities Inc,
				Credit Suisse,
				Piper Jaffray &
				Co, Ramirez &
				Co Inc

(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$1,491,412	$1,900,000	$2,400,000	N/A
(12)	% of Offering
	Purchased by Fund	0.18		0.25		0.19		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.04		3.99		3.01		N/A
(14)	Sum of (12) and (13)	1.22		4.24		3.20		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.04%		0.06%		0.07%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Citigroup	Merrill Lynch	Barclays	N/A
				Global 		& Co.		Capital Inc.
				Markets Inc
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Manager		Co-Manager	N/A




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 24, 2008				Signed:	/s/ MADALINA BAL
						Name:	Madalina Bal
						Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          IBM 		Kraft Foods	Residential	N/A
				International	Inc.		Capital, LLC
				Group Capital
				LLC
(2)	Description of 		IBM 5.05%	KFT 6.00%	RESCAP FRNL	N/A
	Security 		10/22/12	2/11/13		+ .50%
	(name, coupon, 				Cusip:		6/9/08
	maturity, 				50075NAQ
	subordination,
	common stock, etc.)
(3)	Date of Purchase	10/17/07	8/8/07		12/04/06	N/A
(4)	Unit Price		99.921		99.701		100		N/A
(5)	Current Yield		4.878%		5.791%		5.85%		N/A
(6)	Yield to Maturity	4.217%		5.208%		5.85%		N/A
(7)	Principal Amount of 	$1,500,000	$750,000,000	$1,250,000,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.25		$0.35		$0.35		N/A
(9)	Names of Underwriters 	Bear, Stearns	Citigroup,	Bear Stearns,	N/A
	(prospectus may be 	& Co Inc,	Deutsche	BNP Paribas,
	attached)		Deutsche Bank	Bank Securities	Lehman Brothers
				Securities	Inc, Goldman,
				Inc, Lehman	Sachs & Co.,
				Brothers,	JP Morgan, ABN
				Morgan Stanley	AMRO Incorporated
				& Co.,		Lehman Brothers,
				Barclays	BNP Paribas,
				Capital, BNP	Santander Ramirez
				Paribas,	& Co., Inc, Loop
				JP Morgan	Capital Markets,
				Securities,	LLC, Dresdner
				Merrill Lynch	Kleinwort,
				& Co, UBS	Wachovia Securities
				Investment
				Bank
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$3,027,606	$5,353,974	$1,575,000	N/A
(12)	% of Offering
	Purchased by Fund	0.20%		0.715		0.13%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	3.04		5.765		6.75		N/A
(14)	Sum of (12) and (13)	3.24		6.48		6.88		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.09		0.16		0.05		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Morgan Stanley	Goldman Sachs	Lehman Brothers	N/A
				& Co.		& Co.
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Manager		Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 24, 2008				Signed:	/s/ MADALINA BAL
						Name:	Madalina Bal
						Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Texas		Energy Future	Goldman Sachs 	N/A
				Competitive	Holdings	Capital II
				Electric
				Holdings Company
				LLC
(2)	Description of 		TXU 10.25%	10.875%		GS 5.793%	N/A
	Security 		11/1/2015	11/1/2017	12/29/2049
	(name, coupon, 		Cusip:		Cusip:		Cusip:
	maturity, 		882330AA	292680AA	381427AA
	subordination,
	common stock, etc.)
(3)	Date of Purchase	10/24/07	10/24/07	5/8/07		N/A
(4)	Unit Price		100		100		100		N/A
(5)	Current Yield		10.371%		10.831%		6.584%		N/A
(6)	Yield to Maturity	10.466%		10.800%		6.692%		N/A
(7)	Principal Amount of 	$3,000,000,000	$2,000,000,000	$1,750,000,000	N/A
	Total Offering
(8)	Underwriting Spread	2.00%		2.00%		1.50%		N/A
(9)	Names of Underwriters 	Morgan Stanley	Morgan Stanley	BNP Paribas,	N/A
	(prospectus may be 	& Co.,		& Co.,		CastleOak
	attached)		Citigroup,	Citigroup,	Securities,
				Credit Suisse,	Credit Suisse,	L.P., Daiwa
				JP Morgan,	JP Morgan,	Securities SMBC
				Goldman Sachs	Goldman Sachs	Europe, HSBC,
				& Co., 		& Co.,		JP Morgan,
				Lehman Brothers	Lehman Brothers	Santender Investment,
								Utendahl Capital
								Partners, LP.,
								Wells Fargo Securities
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$200,000	$100,000	$3,875,000	N/A
(12)	% of Offering
	Purchased by Fund	0.007		0.005		0.221		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	2.94		1.439		16.70		N/A
(14)	Sum of (12) and (13)	2.95		1.444		16.92		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.006		0.003		0.113		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Goldman, Sachs	Morgan Stanley 	Goldman Sachs	N/A
				& Co.		& Co.		& Co.
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Manager		Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 24, 2008				Signed:	/s/ MADALINA BAL
						Name:	Madalina Bal
						Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Energy Future	Texas		Goldman Sachs	N/A
				Holdings	Competitive	Capital II
						Electric
						Holdings Company
						LLC
(2)	Description of 		10.875%		TXU 10.25%	GS 5.793%	N/A
	Security 		11/1/2017	11/1/2015	12/29/2049
	(name, coupon, 		Cusip:		Cusip:		Cusip
	maturity, 		292680AA	882330AA	381427AA
	subordination,
	common stock, etc.)
(3)	Date of Purchase	10/24/07	10/24/07	5/8/07		N/A
(4)	Unit Price		$100		$100		$100		N/A
(5)	Current Yield		10.831%		10.371%		6.584%		N/A
(6)	Yield to Maturity	10.800%		10.466%		6.692%		N/A
(7)	Principal Amount of 	$2,000,000,000	$3,000,000,000	$1,750,000,000	N/A
	Total Offering
(8)	Underwriting Spread	2.00%		2.00%		1.50%		N/A
(9)	Names of Underwriters 	Morgan Stanley	Morgan Stanley	BNP Paribas,	N/A
	(prospectus may be 	& Co.,		& Co.,		CastleOak
	attached)		Citigroup,	Citigroup,	Securities,
				Credit Suisse,	Credit Suisse,	L.P., Daiwa
				JP Morgan,	JP Morgan,	Securities SMBC
				Goldman Sachs	Goldman Sachs	Europe, HSBC,
				& Co., 		& Co.,		JP Morgan,
				Lehman Brothers	Lehman Brothers	Santender Investment,
								Utendahl Capital
								Partners, LP.,
								Wells Fargo Securities
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$100,000	$200,000	$3,875,000	N/A
(12)	% of Offering
	Purchased by Fund	0.005		0.007		0.221		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.439		2.94		16.70		N/A
(14)	Sum of (12) and (13)	1.444		2.95		16.92		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.003		0.006		0.113		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Morgan Stanley	Goldman Sachs	Goldman Sachs	N/A
				& Co.		& Co.		& Co.
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Manager		Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/3107

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: November 28, 2007				Signed:	/s/ LISSETTE RESNICK
						Name:	Lisette Resnick
						Title:  Regulatory Reporting Manager





PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          AT&T Inc.	Comcast		Valero Energy	N/A
						Corporation	Corporation
(2)	Description of 		T 6.30/%	CMCSA 6.95%	VLO 6.625%	N/A
	Security 		1/15/2038	8/15/2037	6/15/2037
	(name, coupon, 		Cusip:		Cusip:		Cusip:
	maturity, 		00206RAG	20030NAV	92913YAL
	subordination,
	common stock, etc.)
(3)	Date of Purchase	12/3/07		8/20/07		6/5/07		N/A
(4)	Unit Price		99.559		99.79		99.713		N/A
(5)	Current Yield		6.164%		6.368%		6.662%		N/A
(6)	Yield to Maturity	6.137%		6.268%		6.667%		N/A
(7)	Principal Amount of 	$1,991,180,000	$2,000,000,000	$1,500,000,000	N/A
	Total Offering
(8)	Underwriting Spread	0.875%		0.875%		0.875%		N/A
(9)	Names of Underwriters 	Goldman Sachs	Barclays	Barclays	N/A
	(prospectus may be 	& Co.,		Capital Inc.,	Capital Inc.,
	attached)		Deutsche Bank	Goldman Sachs	Citigroup Global
				Securities,	& Co.,		Markets Inc.,
				Cabrera 	Morgan Stanley	JP Morgan,
				Capital 	& Co., ABN AMRO	Goldman Sachs &
				Markets, LLC,	Incorporated,	& Co.,
				Mitsubishi UFJ	Banc of 	Morgan Stanley
				Securities,	America		& Co.,
				JP Morgan,	Securities 	UBS Securities LLC
				Lehman 		LLC,
				Brothers,	BNP Paribas
				CastleOak	Securities Corp.,
				Securities,	Citigroup Global
				L.P., Morgan	Markets Inc.,
				Stanley &	Daiwa Securities
				Co., Wachovia	America Inc.,
				Securities,	Deutsche Bank
				RBS Greenwich	Securities Inc,
				Capital,	JP Morgan, Lehman
				Citigroup,	Brothers Inc.,
				UBS Investment	Merrill Lynch,
				Bank 		Pierce, Fenner &
						Smith, Mitsubishi
						UFJ Securities
						International PLC,
						The Royal Bank of
						Scotland PLC, UBS
						Securities LLC,
						Wachovia Capital
						Markets LLC, BNY
						Capital Markets,
						Inc., SunTrust
						Capital Markets, Inc.
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$6,421,556	$2,824,057	$2,647,380	N/A
(12)	% of Offering
	Purchased by Fund	0.32		0.14		0.18		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	3.85		0.99		2.02		N/A
(14)	Sum of (12) and (13)	4.29		1.13		2.18		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.19		0.08		0.08		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Goldman Sachs	Goldman Sachs	Citigroup	N/A
				& Co.		& Co.		Global
								Markets Inc.
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Co-Manager	Manager		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/3107

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 24, 2008				Signed:	/s/ MADALINA BAL
						Name:	Madalina Bal
						Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Dupont Fabros	Constant 	N/A		N/A
				Technology	Contact
(2)	Description of 		Common Stock	Common Stock	N/A		N/A
	Security
	(name, coupon,
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	10/18/07	10/03/07	N/A		N/A
(4)	Unit Price		$21.00		$16.00		N/A		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of 	$649,500,000	$107,200,000	N/A		N/A
	Total Offering
(8)	Underwriting Spread	$0.79		$0.672		N/A		N/A
(9)	Names of Underwriters 	Lehman 		CIBC World	N/A		N/A
	(prospectus may be 	Brothers, UBS	Markets, Thomas
	attached)		Investment	Weisel Partners
				Bank, Citi,	LLC, William
				KeyBanc 	Blair & Company
				Capital 	Cowen and Company
				Markets,	Needham & Company,
				Wachovia 	LLC
				Securities,
				Banc of America
				Securities LLC,
				Raymond James
(10)	Years of Continuous
	Operation		>3 years	>3 Years	N/A	 	N/A
(11)	Dollar Amount of
	Purchase		$705,726	$198,496	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.11%		0.19%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0		0		N/A		N/A
(14)	Sum of (12) and (13)	0.11%		0.19%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.49%		0.15%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Key Bank 	Cowen SG 	N/A		N/A
				Capital		Securities,
				Markets,	Needham
				Wachovia
				Securities
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	No		N/A		N/A


PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/3107

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 19, 2007				Signed:	/s/ WAYNE cOLLETTE
						Name:	Wayne Collette
						Title:  Portfolio Manager





PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          FTI		DealerTrack	N/A		N/A
				Consulting	Holdings

(2)	Description of 		Common Stock	Common Stock	N/A		N/A
	Security
	(name, coupon,
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	10/03/07	10/24/07	N/A		N/A
(4)	Unit Price		$50.00		$46.40		N/A		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of 	$210,000,000	$208,800	N/A		N/A
	Total Offering
(8)	Underwriting Spread	$1.20		$1.11		N/A		N/A
(9)	Names of Underwriters 	Deutsche Bank,	Lehman 		N/A		N/A
	(prospectus may be 	Securities Inc.,Brothers,
	attached)		Goldman Sachs & William Blair
				Co., Banc of  	& Company,
				America Sec. 	Deutsche Bank
				LLC, Boenning	Securities,
				& Scattergood,	Cowen and
				Inc., CJS	Company,
				Securities, 	Wachovia
				Inc., JMP	Securities,
				Securities LLC,	JMP Securities,
				Sidoti &	Thomas Weisel
				Company LLC,	Partners LLC
				Stifel 		Barrington Research
				Nicolaus & Co,
				Suntrust
				Robinson Humphrey
				Inc.
(10)	Years of Continuous
	Operation		>3 years 	>3 years 	N/A 		N/A
(11)	Dollar Amount of
	Purchase		$423,250	$687,368	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.20%		.32%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0		0		N/A		N/A
(14)	Sum of (12) and (13)	0.20%		0.32%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.32%		0.47%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Goldman Sachs	JP Morgan	N/A		N/A

(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		No		N/A		N/A


PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/3107

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 3, 2007				Signed:	/s/ WAYNE COLLETTE
						Name:	Wayne Collette
						Title:  Portfolio Manager






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